UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 26, 2016

(Date of Earliest Event Reported)

Identiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Walnut Avenue, Suite 310, Fremont, California 94538

(Address of principal executive offices, including zip code)

(949) 250-8888

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 26, 2016, the Company was notified that the NASDAQ Listing Qualifications Panel (“the Panel”) had granted the Company’s request to remain listed on The NASDAQ Capital Market (“NASDAQ”), subject to certain conditions. The Panel determined to continue the listing subject to the Company becoming current in its periodic filings with the Securities and Exchange Commission (“SEC”) by March 30, 2016, and holding its annual shareholder meeting for fiscal years 2014 and 2015 on or before May 12, 2016. A copy of the press release is attached hereto as Exhibit 99.1, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release issued by Identiv, Inc., dated January 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

January 27, 2016	By:	/s/ Steven Finney
Steven Finney
Interim Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Identiv, Inc., dated January 27, 2016.